DUNHAM FUNDSSM

WHEN PERFORMANCE COUNTS                        SUMMARY PROSPECTUS

                          February 22, 2013

Dunham Alternative Strategy Fund

Class A (DAASX)

Class C (DCASX)

Class N (DNASX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated February 22, 2013, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.dunham.com/prospectus/alternativestrategy.aspx. You can also obtain these documents at no cost by completing a document request form on our web-site, www.dunham.com  or by calling (toll free) (888) 338-6426 or by sending an email request to fundinfo@dunham.com, or ask any financial advisor, bank or broker-dealer that offers shares of the Fund.

Investment Objective:  The Fund seeks long-term capital appreciation by realizing gains during periods of rising and declining markets.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page135 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 91 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)	1.30%	1.30%	1.30%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses (2)	0.59%	0.59%	0.59%
Acquired Fund Fees and Expenses (2)(3)	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses	2.27%	3.02%	2.02%

(1)  The management fees above have been restated and assume the Sub-Adviser's base fee. Actual Sub-Advisory fees may be higher or lower depending on Fund performance compared to the Credit Suisse Managed Futures Liquid Index. The Sub-Advisory fee is a fulcrum fee with a base or fulcrum of 0.65% and can range  from 0.30% to1.00% depending on the effect of performance fees.

(2)  Restated and Estimated for current fiscal year.

(3) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table may not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A1	$792	$1,244	$1,720	$3,030
Class C	$305	$933	$1,587	$3,337
Class N	$205	$634	$1,088	$2,348

1

Because reorganization related Class A shares will be issued load-waived, the expenses borne by the Predecessor Fund’s shareholders receiving Class A shares would be lower than those shown above.

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the Predecessor Fund’s most recent fiscal year, its portfolio turnover rate was 5,400% of the average value of the portfolio.

Principal Investment Strategies:

To achieve the Fund’s investment objective, the Fund’s Sub-Adviser applies proprietary methodologies to take advantage of long-term (sometimes intermediate-term) moves that may result in achieving positive returns during various market environments and cycles – the Fund’s Sub-Adviser refers to this management approach as Trend Following. In implementing this Trend Following approach, the Fund will primarily invest in exchange traded funds (ETFs) that represent various major indices.  These indices include: U.S. and overseas equity markets; U.S. fixed income markets; broad commodity indices; and, various currency indices.

The goal of the Fund is to capture profits from rising and declining periods of the equities markets and to a lesser degree, commodities, currency and fixed income markets.

The Sub-Adviser’s top-down strategies and methodologies are designed to profit from market trends in both positive and negative directions across broad asset classes, with little regard for fundamental research and/or analysis of individual equity or debt securities. The Sub-Adviser seeks investment opportunities for the Fund in ETFs as potential trends are identified. When the Sub-Adviser identifies potential rising trends in the market, ETFs that hold traditional equity holdings are purchased. When the Sub-Adviser identifies potential falling trends in the market, "Enhanced" ETFs (as defined below) that move in an inverse relationship to the market are purchased.  Enhanced ETFs are ETFs designed to provide investment results that match a positive or negative multiple of the performance of an underlying index.  The Sub-Adviser generally does not cause the Fund to short any securities directly.  The Sub-Adviser’s strategy for the Fund is not biased towards ETFs that represent long investments or short investments - each opportunity is independently evaluated.  The Sub-Adviser invests primarily in ETFs based on equity indices, but allocations in other asset classes are made, as well.  The Sub-Adviser also purchases ETFs that cover the following asset classes: commodities, currencies and U.S. fixed income. The Sub-Adviser also actively employs the use of cash and cash equivalents and, in particular, shares of money market funds.   As a result, the broad diversification and the Sub-Adviser's ability to invest both long (utilizing ETFs) or short (utilizing enhanced/inverse ETFs) across these asset classes, the strategy may offer low volatility compared to traditional investment strategies.

The Sub-Adviser’s Trend Following strategy focuses on investing long in asset classes with rising prices and investing short (through inverse ETFs) in asset classes with falling prices.

Furthermore, the Sub-Adviser's methodology, which includes investing across multiple asset classes that are not expected to have returns that are highly correlated, is intended to provide a measure of diversification and is designed to provide returns that are un-correlated, or have a low correlation, with the broad investment market over a long-term time frame.

Under normal market conditions, the Fund may allocate its assets among ETFs representing various regions and countries, including the United States.  As conditions warrant, the Fund may deviate from this strategy. Aside from various domestic ETFs, the Fund’s portfolio may also include ETFs that invest in Developed and/or Emerging Markets. The Fund may invest up to 50% net long in international ETFs. The Fund may invest up to 50% in inverse ETFs. Generally, up to 25% of the Fund may be invested in the following asset classes: commodities, currencies and fixed income.  As previously noted, the remainder of the Fund may be allocated to either equity-based ETFs or cash (and cash equivalents).  The Fund may invest directly in the securities that comprise the ETFs discussed above, such as individual equities and U.S. Government obligations. In addition to ETFs, the Fund’s exposure to U.S. fixed income markets may include investments in other investment companies.

The Fund will engage in very active and frequent trading of its portfolio securities.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund's net asset value and performance.  The following risks represent risks associated with the securities in which the Fund may invest, either directly or through ETFs or other investment companies.

Emerging Markets Risks – In addition to the risks generally associated with investing in foreign securities, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

ETF Risk - The Fund invests in ETFs or other investment companies. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in common stocks.  You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses.  Additional risks of investing in ETFs are described below:

Each ETF is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices. ·

The market value of ETF shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.  Accordingly, there may be times when shares trades at a premium or discount to NAV.

The strategy of investing in ETFs could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay.

The Fund engages in hedging activities by investing in inverse ETFs. Inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based. Any strategy that includes inverse securities could cause the Fund to suffer significant losses.  The value of an inverse ETF may not track or correlate to the value of the security or portfolio it is intended to hedge.

Foreign Investing – Investing in foreign companies, or ETFs which invest in foreign companies, may involve more risks than investing in U.S. companies.  These risks can increase the potential for losses in the Fund and may include, among others, currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. Additionally, investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies.

Interest Rate Risk - In general, the price of a debt security falls when interest rates rise.  Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes.

Leveraging Risk – The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions or investing in leveraged ETFs, will magnify the Fund's gains or losses.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio.  The Sub-Adviser's judgments about the attractiveness, "growth" potential of a company and the potential appreciation of securities may prove to be inaccurate and may not produce the desired results.  The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

Non-Diversification Risk – A Fund that is a non-diversified investment company means that more of the Fund's assets may be invested in the securities of a single issuer than a diversified investment company.  This may make the value of the Fund's shares more susceptible to certain risk than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Portfolio Turnover Risk – The frequency of Fund's transactions will vary from year to year. Increased holdings turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased holdings turnover may offset gains in the Fund’s performance.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund's investments may decline in value if the stock markets perform poorly.  There is also a risk that the Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

Performance:  The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N shares (converted from Class I shares of the Predecessor Fund) from year to year and by showing how the Fund’s Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future.  Performance prior to February 25, 2013 is the performance of a Predecessor Fund.  Dunham & Associates Investment Counsel, Inc. did not serve as Adviser to the Fund until the merger with the Predecessor Fund was completed on February 22, 2013 and did not serve as Adviser to the Predecessor Fund.  Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 10.22% (quarter ended December 31, 2010) and the lowest return for a quarter was -5.08% (quarter ended September 30, 2011).

Dunham Alternative Strategy Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2012	1 Year	Life of Fund*
Class N Shares
return before taxes	0.00%	1.17%
return after taxes on distributions	0.00%	0.00%
return after taxes on distributions and sale of Fund shares	0.29%	0.51%
Credit Suisse Managed Futures Liquid Index (reflects no deduction for fees, expenses, or taxes)**	-9.11%	-1.51%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)***	16.00%	14.77%
Class C Shares
return before taxes	-1.01%	0.75%
Class A Shares
return before taxes	-0.26%	0.21%

*

The Life of Fund performance is measured from when the Sub-Adviser began managing the Fund as a Predecessor Fund.  For Class N Shares, Life of Fund performance is measured from commencement of operations of Predecessor Fund’s Class I Shares on February 13, 2009. For Class A Shares, Life of Fund performance is measured from commencement of operations of Class P Shares of the Predecessor Fund on March 25, 2009. Class P Shares of the Predecessor Fund converted to Class A shares of the Fund on February 25, 2013. For Class C Shares, Life of Fund performance is measured from commencement of operations of Class C Shares on May 14, 2009. On February 22, 2013, the Fund selected a new broad based securities index that more closely aligns with its investment objective and strategies, the Credit Suisse Managed Futures Liquid Index. The S&P 500 Index was the broad based securities index utilized by the Predecessor Fund.

** The Credit Suisse Managed Futures Liquid Index allocates assets among four major asset classes (equities, fixed-income, commodities  and currencies) represented by 18 trading vehicles using a methodology that, in part, seeks to replicate a managed futures strategy that historically has produced gains during periods of rising and declining markets.  The performance information shown for the Credit Suisse Managed Futures Liquid Index includes hypothetical performance from February 12, 2009 through January 2011, and actual performance data from February 2011 through December 31, 2012.

***The S&P 500 Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution.  After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”)

Sub-Adviser: Market Concepts, LLC (dba mConcepts)

Sub-Adviser Portfolio Managers:  Douglas Stewart is the lead Portfolio Manager of mConcepts, formerly Sherwood Forest Capital Management, LLC. Joseph McDonald is the Co-Portfolio Manager of mConcepts.  Mr. Stewart and Mr. McDonald are primarily responsible for the day-to-day management of the Fund and have served as Portfolio Managers to the Fund since commencement of Fund operations in February 2013, and since the inception of the predecessor fund in February 2009.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  For Class A shares and Class C shares, the initial minimum investment amount in the Fund for regular accounts is $5,000, and for tax-deferred accounts (and certain tax-efficient accounts) is $2,000.  The minimum subsequent investment is $100. For Class N shares, the minimum initial investment per Fund is $100,000 for taxable accounts and $50,000 for tax-deferred accounts.  There is no minimum subsequent investment amount for Class N shares.

Purchases and redemptions may be made by mailing an application or redemption request to the addresses indicated below, by calling toll free (888) 3DUNHAM (338-6426) or by visiting the Fund's website www.dunham.com.  You also may purchase and redeem shares through a financial intermediary.

via Regular Mail

via Overnight Mail

Dunham Funds

Dunham Funds

c/o Gemini Fund Services, LLC

c/o Gemini Fund Services, LLC

P.O. Box 541150

17605 Wright Street, Suite 2

Omaha, NE 68154-1150

Omaha, NE 68130-2095

Tax Information

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.  However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.